Supplemental Balance Sheet Information - Schedule of Accrued Expenses and Other Current Liabilities Current (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Payables and Accruals [Abstract]
Payroll and employee-related costs	$ 2,046	$ 2,652	$ 1,830
Research and development costs	3,691	2,695	2,764
Other	697	793	338
Total accrued expenses and other current liabilities	$ 6,434	$ 6,140	$ 4,932